Henderson	Summary Prospectus
Global Funds	November 30, 2014

Global Technology Fund

Class A Shares (HFGAX), Class B Shares (HFGBX), Class C Shares (HFGCX), Class I Shares (HFGIX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontactNA@henderson.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2014, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Henderson Global Technology Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of technology-related companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” pages 82–83 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 97 of the Statement of Additional Information.

Shareholder fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None
Annual Fund Operating Expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees (d)	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.20%	0.26%	0.22%	0.20%
Total Annual Fund Operating Expenses	1.35%	2.16%	2.12%	1.10%
(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(d)	Management Fees have been restated to reflect the contractual management fee schedule effective July 1, 2014.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,272	$2,105
Class B	619	976	1,259	2,287
Class C	315	664	1,139	2,452
Class I	112	350	606	1,340

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,272	$2,105
Class B	219	676	1,159	2,287
Class C	215	664	1,139	2,452
Class I	112	350	606	1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of technology-related companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Technology-related companies are defined as those companies that the managers believe will benefit significantly from advances or improvements in technology. Technology-related companies include those that are principally engaged in producing, developing, selling, using or distributing technology products, processes or services. Industries likely to be represented in the Fund’s portfolio include, but are not limited to, computers and peripheral products, computer software, electronic systems and components, e-commerce, telecommunications, media, cable and information services, pharmaceuticals, medical devices, biotechnology, Internet and clean energy technology. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes.

The Fund has no limits and no specific policy on the geographic asset distribution of its investments, and has no specific policy on the number of different countries in which it will invest but intends to invest in at least three different countries. The Fund currently invests in US and non-US issuers and may invest in companies domiciled in any country that the managers believe to be appropriate in light of the Fund’s objective.

Although the Fund does not have a specific policy regarding investments in companies of a particular size, the managers, in an attempt to reduce portfolio risks, will invest generally in companies that have a more proven track record. The managers evaluate companies and their potential investment returns based on theme, sector and stock specific characteristics that are driven by bottom-up factors rather than on geographic regions. Country and regional allocation results from stock selection and is secondary to the process.

The Fund generally sells a stock when in the managers’ opinion there is a deterioration in the company’s fundamentals, there is a detrimental change in the competitive environment or the stock achieves its target price. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the managers’ opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest in smaller and less seasoned companies. However, in an attempt to reduce portfolio risks, the managers generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Technology-Related Companies Risk. The Fund may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund’s portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Fund’s portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Fund’s returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.

• Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

• Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes, or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses that may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

• Geographic Concentration Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, economic, political, regulatory or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

• Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the managers’ ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Total Return (%)
per calendar year

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 24.75% and (21.61)% for the quarters ended June 30, 2009 and December 31, 2008, respectively. The year-to-date return through September 30, 2014 was 1.94%.

Average Annual Total Returns For Periods Ended December 31, 2013	1 Year	5 Years	10 Years	Since
(including maximum sales charges)%		%	%	Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	23.24	21.37	9.53	8.68
Return After Taxes on Distributions	23.05	21.33	9.29	8.45
Return After Taxes on Distributions and Sale of Fund Shares	13.30	17.55	7.75	7.11
Class B (Inception August 31, 2001)
Return Before Taxes	25.70	21.73	9.52	8.71
Class C (Inception August 31, 2001)
Return Before Taxes	29.75	21.87	9.36	8.40
Class I (Inception March 31, 2009)
Return Before Taxes	31.07	23.13	10.32	9.32
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	32.39	17.93	7.40	6.13
MSCI AC World IT Index (reflects no deductions for fees, expenses or taxes)	27.06	20.11	6.72	5.60
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Stuart O’Gorman, Director of Technology Investments, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since inception in 2001.

•	Graeme Clark, Co-Portfolio Manager, has been a member of the Fund’s portfolio management team since 2014.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum To Open An Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary, or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary, or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

SUMMPRO-GTF-14